The RBB Fund, Inc. (the “Company”)

Abbey Capital Futures Strategy Fund (the “Fund”)

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Supplement dated October 27, 2015
to the Fund’s Prospectus, as supplemented, and Statement of Additional Information, each dated December 31, 2014

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective immediately, Conquest Capital LLC serves as a Trading Adviser to the Fund’s subsidiary, Abbey Capital Offshore Fund Limited.  Accordingly, effective immediately, the following information is added to the Fund’s Prospectus and Statement of Additional Information.

(i)                                     Conquest Capital LLC is added to the section titled “Management of the Fund — Investment Adviser and Trading Advisers” on page 7 of the Fund’s Prospectus.

(ii)                                  The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” beginning on page 15 of the Fund’s Prospectus:

Conquest Capital LLC

The Adviser has entered into a trading advisory agreement with Conquest Capital LLC (“Conquest”) to manage a portion of the Fund’s assets using the Conquest Emerald Futures Program. Conquest is a Delaware Limited Liability Company formed in 2001 and based in New York. Conquest’s main office is located at 540 Madison Avenue, 14th Fl, New York, NY 10022. Conquest is registered with the CFTC as both a CTA and a CPO and is a member of the NFA in such capacities. Conquest’s philosophy is predominantly focused on capturing short-term directional moves and geared towards peer outperformance during periods of rising volatility and risk aversion.

Marc H. Malek — Founder and Portfolio Manager: Mr. Malek is the primary decision-maker at Conquest, setting the strategic and investment direction of the firm. Mr. Malek graduated with Honors from the California Institute of Technology with a Bachelor of Science in Engineering and Applied Science, and holds a Bachelor of Arts in Mathematics from Reed College. He began his career in 1992 at Salomon Brothers as a financial analyst in the Financial Strategy Group. Following his time at Salomon Brothers, he worked at a $400 million hedge fund and financial advisory firm designing trading systems and trading currency options. After joining UBS in 1995, Mr. Malek held various senior level positions, up to worldwide head of the Exotic FX Derivatives Group and Executive Director in charge of FX Proprietary Trading in Europe. Following UBS, he was a principal in Avalon Asset Management where he was the Co-Portfolio Manager of The Enterprise Fund, a CTA. In 2001, Mr. Malek founded Conquest Capital Group LLC, the parent entity of Conquest, where he continued his role as Portfolio Manager and launched Conquest Macro, a systematic short-term trading CTA.

Jason Ruspini — Portfolio Manager, Research: Mr. Ruspini holds a Bachelor of Science in Engineering in Computer Science from the University of Pennsylvania, where he graduated in 1997. In early 1999, he left his internet start-up to join Goldman Sachs where he served as a senior analyst in firm-wide and fixed income technology for over three years. After departing Goldman Sachs, Mr. Ruspini worked as a floor trader on the New York Mercantile Exchange, at which time he began developing systematic strategies.

Harold Feder — Chief Financial Officer & Compliance Officer: Mr. Feder graduated Summa Cum Laude from Touro College with a Bachelor of Science in Accounting. He worked in public accounting for seven years, most recently as an audit manager at Grant Thornton’s Financial Services Industry Group. While at Grant Thornton, Mr. Feder was in charge of auditing various hedge funds, private equity partnerships and broker-dealers. He was also an instructor in Grant Thornton’s Continuing Professional Education Center, where he gave courses on Audit Planning and on Auditing Broker-Dealers. Mr. Feder has also worked as an accountant at Tudor Investment Corp. Mr. Feder is licensed as a CPA in the state of New York. He is a member of the American Institute of Certified Public Accountants as well as the New York State Society of Certified Public Accountants, where he has served on the Stock Brokerage committee.

(iii)                            The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s Statement of Additional Information (“SAI”) beginning on page 34 of the SAI:

Conquest Capital LLC (“Conquest”) 540 Madison Avenue, 14th Fl, New York, NY 10022

Conquest is a wholly-owned subsidiary of Conquest Capital Group LLC (“CCG”) which is controlled by its founder, Marc Malek. Conquest implements systematic short-term trading models using price and macro inputs to generate positive returns during periods of rising volatility and risk aversion.

Please retain this Supplement for future reference.